Exhibit 99.6
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              FIDELITY FEDERAL BANCORP NOMINEE HOLDER CERTIFICATION


         The undersigned, a bank, broker, trustee, depositary or other nominee holder of subscription rights ("Rights") to purchase $1,000 principal amount notes ("Notes") of Fidelity Federal Bancorp (the "Company") pursuant to the Rights Offering described and provided for in the Company's prospectus dated __________, _____ (the "Prospectus"), hereby certifies to the Company that:

         (1) the undersigned has exercised the number of Rights specified below pursuant to the Basic Subscription Right (as described in the Prospectus) and pursuant to the Over-Subscription Privilege (as described in the Prospectus), on behalf of beneficial owners of Rights listing separately below each such exercised Subscription Right and the corresponding Over-Subscription Privilege (without identifying any such beneficial owner); and

         (2) each such beneficial owner's Basic Subscription Privilege has been exercised in full if it is exercising its Over-Subscription Privilege.

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        Number of Shares      Number of Notes       Number of Notes
        Owned on the Record   Subscribed            Subscribed to
        Date                  Pursuant  to Basic    Pursuant to
                              Subscription Right    Over-Subscription
                                                    Privilege
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        1.
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        2.
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        3.
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        4.
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        5.
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[Name of Bank, Broker, Trustee, Depositary or Other Nominee]

By:      ________________________
Name: ________________________
Title:   ________________________